EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; No PIF's; (less FHA/VA); Global Ports; 20yr;'
================================================================================

--------------------------------------------------------------------------------
Pool Summary                           COUNT               UPB         %
--------------------------------------------------------------------------------
Conforming                                73     $9,286,724.00    26.26%
Non-Conforming                            60     26,081,973.00     73.74
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $35,368,697.38
Data as of Date: 2004-09-01
GROSS WAC: 5.9133%
NET WAC: 5.663%
% IO's: 0.00%
% SF/PUD: 85.84%
% FULL/ALT/DULP: 59.70%
% CASHOUT: 39.89%
% PURCHASE: 14.03%
% INVESTOR: 12.23%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 64.12%
% FICO > 679: 85.96%
% NO FICO: 0.00%
WA FICO: 728
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.77%
CALIFORNIA %: 42.29%
Latest Maturity Date: 20240901
Loans with Prepay Penalties: 0.77%


--------------------------------------------------------------------------------
Product Type                           COUNT               UPB         %
--------------------------------------------------------------------------------
20 YR FXD                                133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                       COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                        10       $367,953.00     1.01%
$50,000.01 - $100,000.00                  22      1,803,450.00      4.93
$100,000.01 - $150,000.00                 19      2,447,584.00      6.69
$150,000.01 - $200,000.00                  8      1,471,600.00      4.02
$200,000.01 - $250,000.00                  9      1,998,400.00      5.46
$250,000.01 - $300,000.00                  5      1,384,500.00      3.78
$300,000.01 - $350,000.00                  5      1,716,750.00      4.69
$350,000.01 - $400,000.00                 19      7,096,309.00     19.39
$400,000.01 - $450,000.00                 12      5,109,034.00     13.96
$450,000.01 - $500,000.00                  9      4,289,761.00     11.72
$500,000.01 - $550,000.00                  5      2,614,034.00      7.14
$550,000.01 - $600,000.00                  5      2,896,000.00      7.91
$600,000.01 - $650,000.00                  4      2,537,700.00      6.93
$850,000.01 - $900,000.00                  1        872,000.00      2.38
--------------------------------------------------------------------------------
Total:                                   133    $36,605,075.00   100.00%
--------------------------------------------------------------------------------
Minimum: $22,500.00
Maximum: $872,000.00
Average: $275,226.13



--------------------------------------------------------------------------------
Unpaid Balance                         COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                        10       $366,671.00     1.01%
$50,000.01 - $100,000.00                  23      1,899,516.00      5.22
$100,000.01 - $150,000.00                 18      2,334,132.00      6.41
$150,000.01 - $200,000.00                 10      1,865,053.00      5.12
$200,000.01 - $250,000.00                  7      1,582,999.00      4.35
$250,000.01 - $300,000.00                  5      1,377,605.00      3.78
$300,000.01 - $350,000.00                 12      4,249,636.00     11.67
$350,000.01 - $400,000.00                 15      5,748,879.00     15.78
$400,000.01 - $450,000.00                 13      5,696,936.00     15.64
$450,000.01 - $500,000.00                  6      2,926,374.00      8.03
$500,000.01 - $550,000.00                  7      3,790,445.00     10.41
$550,000.01 - $600,000.00                  3      1,805,681.00      4.96
$600,000.01 - $650,000.00                  3      1,910,735.00      5.25
$800,000.01 - $850,000.00                  1        866,054.00      2.38
--------------------------------------------------------------------------------
Total:                                   133    $36,420,716.00   100.00%
--------------------------------------------------------------------------------
Minimum: $22,500.00
Maximum: $866,054.38
Average: $273,839.97


--------------------------------------------------------------------------------
Gross Rate                             COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 5.250%                            1       $114,230.00     0.32%
5.251% - 5.500%                           19      4,744,420.00     13.41
5.501% - 5.750%                           39     13,403,381.00     37.90
5.751% - 6.000%                           27      6,195,843.00     17.52
6.001% - 6.250%                           16      4,665,592.00     13.19
6.251% - 6.500%                           17      4,185,154.00     11.83
6.501% - 6.750%                            9      1,446,312.00      4.09
6.751% - 7.000%                            4        550,000.00      1.56
7.251% - 7.500%                            1         63,765.00      0.18
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 5.170%
Maximum: 7.375%
Weighted Average: 5.913%


--------------------------------------------------------------------------------
Net Rate                               COUNT               UPB         %
--------------------------------------------------------------------------------
4.751% - 5.000%                            1       $114,230.00     0.32%
5.001% - 5.250%                           19      4,744,420.00     13.41
5.251% - 5.500%                           39     13,403,381.00     37.90
5.501% - 5.750%                           27      6,195,843.00     17.52
5.751% - 6.000%                           16      4,665,592.00     13.19
6.001% - 6.250%                           17      4,185,154.00     11.83
6.251% - 6.500%                            9      1,446,312.00      4.09
6.501% - 6.750%                            4        550,000.00      1.56
7.001% - 7.250%                            1         63,765.00      0.18
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 4.920%
Maximum: 7.125%
Weighted Average: 5.663%


--------------------------------------------------------------------------------
Original Term to Maturity              COUNT               UPB         %
--------------------------------------------------------------------------------
181 - 240                                133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 240
Weighted Average: 240



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; No PIF's; (less FHA/VA); Global Ports; 20yr;'
================================================================================

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity      COUNT               UPB         %
--------------------------------------------------------------------------------
181 - 240                                133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 229
Maximum: 240
Weighted Average: 238


--------------------------------------------------------------------------------
Seasoning                              COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0                                      15     $2,568,747.00     7.26%
1 - 1                                     35      9,982,551.00     28.22
2 - 2                                     33      7,767,322.00     21.96
3 - 3                                     35     11,282,698.00     31.90
4 - 4                                     12      2,834,324.00      8.01
6 - 6                                      1        115,241.00      0.33
7 - 12                                     2        817,814.00      2.31
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum: 11
Weighted Average: 2


--------------------------------------------------------------------------------
FICO Scores                            COUNT               UPB         %
--------------------------------------------------------------------------------
590 - 599                                  1       $100,000.00     0.28%
600 - 609                                  2        198,180.00      0.56
610 - 619                                  1        191,322.00      0.54
620 - 629                                  4        685,397.00      1.94
630 - 639                                  2        197,793.00      0.56
640 - 649                                  3        746,120.00      2.11
650 - 659                                  3        331,856.00      0.94
660 - 669                                  5        782,093.00      2.21
670 - 679                                  9      1,734,638.00      4.90
680 - 689                                  5      1,464,201.00      4.14
690 - 699                                 11      4,172,707.00     11.80
700 - 709                                 11      2,795,302.00      7.90
710 - 719                                  6      1,241,783.00      3.51
720 - 729                                  5      1,568,835.00      4.44
730 - 739                                 10      3,260,049.00      9.22
740 - 749                                 12      3,208,361.00      9.07
750 - 759                                  8      2,181,460.00      6.17
760 - 769                                 11      2,893,635.00      8.18
770 - 779                                  9      2,914,833.00      8.24
780 - 789                                  7      2,486,971.00      7.03
790 - 799                                  5      1,559,838.00      4.41
800 - 809                                  3        653,324.00      1.85
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 594
Maximum: 809
Weighted Average: 728


--------------------------------------------------------------------------------
Loan To Value Ratio                    COUNT               UPB         %
--------------------------------------------------------------------------------
25.001% - 30.000%                          2       $656,340.00     1.86%
30.001% - 35.000%                          4        347,454.00      0.98
35.001% - 40.000%                          5        685,633.00      1.94
40.001% - 45.000%                          6        879,204.00      2.49
45.001% - 50.000%                         12      3,284,377.00      9.29
50.001% - 55.000%                          7      1,743,292.00      4.93
55.001% - 60.000%                         12      4,299,745.00     12.16
60.001% - 65.000%                         14      5,120,495.00     14.48
65.001% - 70.000%                         15      5,403,084.00     15.28
70.001% - 75.000%                         26      6,281,560.00     17.76
75.001% - 80.000%                         22      5,473,199.00     15.47
80.001% - 85.000%                          1         71,203.00      0.20
85.001% - 90.000%                          6        985,630.00      2.79
90.001% - 95.000%                          1        137,482.00      0.39
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 28.09%
Maximum: 95.00%
Weighted Average: 64.12%


--------------------------------------------------------------------------------
Combined Loan To Value Ratio           COUNT               UPB         %
--------------------------------------------------------------------------------
25.001% - 30.000%                          2       $656,340.00     1.86%
30.001% - 35.000%                          3        290,211.00      0.82
35.001% - 40.000%                          5        685,633.00      1.94
40.001% - 45.000%                          5        835,599.00      2.36
45.001% - 50.000%                         13      3,341,620.00      9.45
50.001% - 55.000%                          6      1,415,895.00      4.00
55.001% - 60.000%                         13      4,627,143.00     13.08
60.001% - 65.000%                         12      4,694,172.00     13.27
65.001% - 70.000%                         13      4,453,052.00     12.59
70.001% - 75.000%                         26      6,417,904.00     18.15
75.001% - 80.000%                         22      5,104,377.00     14.43
80.001% - 85.000%                          2        494,891.00      1.40
85.001% - 90.000%                          7      1,533,630.00      4.34
90.001% - 95.000%                          3        428,231.00      1.21
95.001% - 100.000%                         1        390,000.00      1.10
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 28.09%
Maximum: 100.00%
Weighted Average: 65.30%


--------------------------------------------------------------------------------
DTI                                    COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                 53    $18,586,033.00    52.55%
11.001% - 16.000%                          3        761,765.00      2.15
16.001% - 21.000%                          6      1,128,512.00      3.19
21.001% - 26.000%                         12      2,627,284.00      7.43
26.001% - 31.000%                         10      2,438,024.00      6.89
31.001% - 36.000%                         10      3,616,571.00     10.23
36.001% - 41.000%                         15      2,792,212.00      7.89
41.001% - 46.000%                          9      1,082,789.00      3.06
46.001% - 51.000%                          9      1,151,871.00      3.26
51.001% - 56.000%                          4        702,023.00      1.98
56.001% - 61.000%                          2        481,613.00      1.36
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 58.190%
Weighted Average: 33.768%


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; No PIF's; (less FHA/VA); Global Ports; 20yr;'
================================================================================

--------------------------------------------------------------------------------
Geographic Concentration               COUNT               UPB         %
--------------------------------------------------------------------------------
California                                38    $14,956,508.00    42.29%
New York                                  21      5,459,714.00     15.44
Illinois                                   7      1,690,966.00      4.78
New Jersey                                 6      1,547,898.00      4.38
Maryland                                   3      1,336,485.00      3.78
Virginia                                   6      1,090,819.00      3.08
Massachusetts                              5      1,054,866.00      2.98
Florida                                    7        916,215.00      2.59
Maine                                      2        814,616.00      2.30
Alabama                                    4        784,617.00      2.22
Georgia                                    4        656,113.00      1.86
Pennsylvania                               4        473,558.00      1.34
Colorado                                   3        452,554.00      1.28
Washington                                 2        405,371.00      1.15
Oregon                                     1        393,888.00      1.11
Rhode Island                               2        382,876.00      1.08
Texas                                      1        364,327.00      1.03
Delaware                                   1        353,644.00      1.00
Nevada                                     1        350,539.00      0.99
Montana                                    1        336,765.00      0.95
Minnesota                                  1        313,581.00      0.89
Connecticut                                2        300,759.00      0.85
South Carolina                             2        185,777.00      0.53
Arizona                                    1        172,164.00      0.49
Louisiana                                  2        147,122.00      0.42
Tennessee                                  1         99,603.00      0.28
Ohio                                       1         99,000.00      0.28
Kentucky                                   1         86,060.00      0.24
Missouri                                   2         82,293.00      0.23
Indiana                                    1         60,000.00      0.17
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                         COUNT               UPB         %
--------------------------------------------------------------------------------
States Not CA                             95    $20,412,190.00    57.71%
South CA                                  31     12,110,153.00     34.24
North CA                                   7      2,846,355.00      8.05
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                 COUNT               UPB         %
--------------------------------------------------------------------------------
92705                                      2     $1,023,553.00     2.89%
92673                                      2        898,435.00      2.54
90272                                      1        815,719.00      2.31
92007                                      1        642,032.00      1.82
91011                                      1        624,000.00      1.76
Other                                    126     31,364,958.00     88.68
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                           COUNT               UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                          51    $16,297,654.00    46.08%
Cash Out Refi                             62     14,107,385.00     39.89
Purchase                                  20      4,963,658.00     14.03
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                      COUNT               UPB         %
--------------------------------------------------------------------------------
No                                        11     $3,403,200.00     9.62%
Not Provided                             110     29,782,360.00     84.21
Yes                                        9      1,934,137.00      5.47
 1                                         2        109,000.00      0.31
 6                                         1        140,000.00      0.40
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                            COUNT               UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                      133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                          COUNT               UPB         %
--------------------------------------------------------------------------------
Full                                      58    $18,437,272.00    52.13%
Asset Only                                19      4,503,919.00     12.73
No Doc                                    10      3,617,060.00     10.23
Stated Doc                                17      2,282,113.00      6.45
Full Doc DU/LP                            13      1,390,335.00      3.93
Alternate                                  4      1,286,751.00      3.64
Limited Income Full Asset                  2      1,044,000.00      2.95
Stated Income Full Asset                   2        623,015.00      1.76
Express                                    1        510,639.00      1.44
Reduced                                    2        411,822.00      1.16
No Income Verified                         2        405,371.00      1.15
Income Only                                1        364,327.00      1.03
Streamline                                 1        353,644.00      1.00
No Income No Asset                         1        138,430.00      0.39
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                          COUNT               UPB         %
--------------------------------------------------------------------------------
Single Family                             94    $28,347,582.00    80.15%
Pud                                        8      2,012,403.00      5.69
Two Family                                12      1,971,948.00      5.58
Low Rise Condo (2-4 floors)               10      1,238,697.00      3.50
Coop                                       2        810,303.00      2.29
Four Family                                5        771,157.00      2.18
Condomimium                                2        216,605.00      0.61
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                              COUNT               UPB         %
--------------------------------------------------------------------------------
Owner Occupied                            88    $29,913,296.00    84.58%
Investor Occupied                         41      4,326,296.00     12.23
Second Home                                4      1,129,105.00      3.19
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)            COUNT               UPB         %
--------------------------------------------------------------------------------
0.000                                    132    $35,096,221.00    99.23%
36.000                                     1        272,476.00      0.77
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
wa Term: 0.277


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

            Available; No PIF's; (less FHA/VA); Global Ports; 20yr;'
================================================================================

--------------------------------------------------------------------------------
Balloon Flag                           COUNT               UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                       133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                          COUNT               UPB         %
--------------------------------------------------------------------------------
1                                        133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                          COUNT               UPB         %
--------------------------------------------------------------------------------
PMI Mortgage Insurance                     1       $449,774.00     1.27%
Radian Guaranty                            1        137,482.00      0.39
United Guaranty                            6        607,059.00      1.72
LTV <=80                                 125     34,174,383.00     96.62
--------------------------------------------------------------------------------
Total:                                   133    $35,368,697.00   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.